UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2015

Item 1. Report to Stockholders.

Otter Creek Long/Short Opportunity Fund

Annual Report
October 31, 2015

Investor Class
(OTCRX)
Institutional Class
(OTTRX)

TABLE OF CONTENTS

Shareholder Letter	1
Performance Information and Allocation of Portfolio Holdings	5
Schedule of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	22
Expense Example	23
Trustees and Executive Officers	25
Additional Information	28
Privacy Notice	29

December 8, 2015

OTTER CREEK LONG/SHORT OPPORTUNITY FUND (OTTRX/OTCRX)

Dear Fellow Shareholders,

For the current fiscal year, November 1, 2014 through October 31, 2015, the Otter Creek Long/Short Opportunity Fund (the “Fund”) (Institutional Class Shares) has produced a total return of +9.26%, compared to a +5.19% total return for the S&P 500® Index.  The Fund’s long and short investments contributed approximately 7.16% and 3.84% to the total return, respectively.  The largest positive contributor during the period was a short common stock position which contributed 1.60%.  The largest detractor was a long position that reduced performance by 1.23%.  Options held by the Fund also contributed approximately 2.28% in performance during the period.  We maintained long exposure of 79.60% and short exposure of 61.66% on average during the period, resulting in a net exposure of 17.94%.  All equity exposures are expressed as delta-adjusted percentages.

As of October 31, 2015, we maintain the following exposures:

	LONG	SHORT	NET	GROSS
MARKET VALUE AS A % OF EQUITY	82.0%	-29.7%	52.3%	111.6%
DELTA-ADJUSTED EQUITY EXPOSURE	77.5%	-56.2%	21.3%	133.7%

The goal of the Fund is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation and below-average volatility by investing in opportunities, both long and short, that are driven by intensive fundamental analysis.  Below we show the Fund’s volatility and correlation, as expressed by its standard deviation relative to the S&P 500 Index.  Figures presented are since inception.

	OTTRX	S&P 500
DAILY STANDARD DEVIATION	7.5%	16.1%

S&P 500 (Daily)
CORRELATION COEFFICIENT (r)	0.05
COEFFICIENT OF DETERMINATION (r2)	0.00

The Fund’s standard deviation has been significantly less than that of the S&P 500 and its return stream has had very little correlation to the S&P 500 return.  We are pleased that for the fiscal year ended October 31, 2015, we have produced a positive absolute return with below-average volatility.  Both long and short investments contributed positively during the period.

During fiscal year 2015 the S&P 500 has trended upwards throughout the year; yet, there have been five drawdowns equal to or greater than 3%.  Below we highlight the performance of the Fund during each period in which the S&P 500 declined by 3% or more.

			OTTRX
			BETTER/(WORSE)
			THAN
PERIOD	S&P 500	OTTRX	S&P 500
12/26/14 – 01/20/15	-3.00%	+0.07%	3.07%
02/24/15 – 03/11/15	-3.45%	+0.64%	4.09%
06/23/15 – 07/08/15	-3.55%	-0.45%	3.10%
07/20/15 – 08/25/15	-12.04%	+4.08%	16.12%
09/16/15 – 09/28/15	-5.64%	+0.26%	5.90%

We are pleased that we were able to provide downside protection during these time periods.  In summary, we believe that to date we have met our investment objective.

CURRENT INVESTMENT COMMENTARY

S&P 500 earnings are expected to be around $126 per share in 2016 implying a forward price to earnings ratio of approximately 16x which is moderately higher than the 14x ten-year average multiple.  We believe current market valuations are stretched considering the muted overall earnings growth recently combined with the potential of a rising interest rate environment.  Margin expansion, lower interest expense from debt refinancing, and buybacks have been large drivers of earnings growth over the past few years.  We think these growth drivers are likely to fade in 2016 which puts more pressure on companies to generate better sales growth going forward.  We find it noteworthy that corporate insiders have been selling shares at the highest pace in over four years.  The selling averaged $450 million a day in November, the highest since May 2011.

We are very focused on the divergence in price performance in the equity markets relative to the credit market.  The high yield market remains under pressure with weaknesses now extending beyond energy.  The high yield market is flashing signs of a sustained slowdown in growth, yet the equity market has marched higher.  We are watching this dynamic closely.

As we enter the 2016 calendar year, we believe it pays to be patient in allocating capital to new ideas.  We presently maintain low net exposure and have high cash positions.  We will be looking opportunistically to deploy cash when we find attractive risk-adjusted ideas.  Given the rapid rise in equity markets since late September we are finding more compelling short opportunities than long opportunities in the current market environment.

Despite stretched equity market valuations, we have been finding compelling investment themes and attractive risk-adjusted ideas both long and short.

Our long portfolio is comprised of high quality names that have one or more of the following attributes: double digit operating margins; high returns on equity (greater than 15%);

leading market share position in their category; low to moderate leverage; consistent and growing dividends.

Our short portfolio primarily consists of companies that in our view have one or more of the following characteristics: engage in aggressive accounting; maintain unsustainable valuations; companies with increasing competition and unsustainable earnings; companies in secularly challenged industries.  We have continued to find new attractive short opportunities as financial markets have appreciated significantly since the summer lows.

We appreciate your investment in the Otter Creek Long/Short Opportunity Fund and please feel free to contact us with any questions.

Otter Creek Advisors, LLC

Past performance is not a guarantee of future results.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk; Principal loss is possible. The Fund is non‐diversified; meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer‐term debt securities. Investments in lower‐rated and non‐rated securities present a greater risk of loss to principal and interest than higher rated securities. Investments in Asset‐Backed and Mortgage‐Backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Short sales of securities involve the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

Delta-adjusted equity exposure is a representation of the portfolio’s equity exposure which has been adjusted to take into account the combined effect of options and equity positions.

A company’s forecasted, or estimated, earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings (which is the figure that is quoted more often) in that they are a projection and not a fact.

Forward Earnings is not a measure of the fund’s future performance.

Price to Earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Standard deviation is a measure of the dispersion of a set of data from its mean.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity.

Correlation is a statistical measure of how two variables move in relation to each other.  The correlation coefficient (r) measures the strength and direction of a linear relationship between two variables.
The coefficient of determination (r2) is a measure used in statistical analysis to assess how well a model explains variance and predicts future outcomes; it allows us to determine how certain one can be in making predictions from a certain model.

This report must be preceded or accompanied by a prospectus.

The Fund is distributed by Quasar Distributors, LLC.

Otter Creek Long/Short Opportunity Fund

Performance Information
For the periods ended October 31, 2015 (Unaudited)

				Since Inception	Since Inception
				Cumulative Return	Annualized Return
	6 Months	9 Months	1 Year	(12/30/2013)	(12/30/2013)
Otter Creek Long/Short Opportunity Fund - Investor Class	8.44%	10.72%	9.00%	21.38%	10.88%
Otter Creek Long/Short Opportunity Fund - Institutional Class	8.59%	10.98%	9.26%	20.88%	11.13%
S&P 500® Index	0.77%	5.88%	5.20%	17.23%	9.05%

A $100,000 investment in the Otter Creek Long/Short Opportunity Fund - Institutional Class

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (855) 681-5261, or visiting www.ottercreekfunds.com.  The minimum initial investments for the Investor Class and the Institutional Class are $2,500 and $100,000, respectively.  The above graph only shows performance for the Institutional Class.  Performance for the Investor Class is typically lower than the Institutional Class performance due to certain Investor Class specific expenses not included in the Institutional Class.The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fundshares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees.

% of Net Assets · October 31, 2015 (Unaudited)
Otter Creek Long/Short Opportunity Fund

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2015

Shares		Fair Value
COMMON STOCKS: 79.5%

Agriculture: 4.1%
115,453	Calavo Growers, Inc. **	$5,935,439

Aircraft & Parts: 1.9%
59,474	B/E Aerospace, Inc.	2,792,304

Apparel Retail: 5.1%
11,278	Dick’s Sporting Goods, Inc.	502,435
288,104	Performance Sports Group Ltd. *	3,307,434
114,600	Skechers USA, Inc. *	3,575,520
		7,385,389
Commercial Services: 2.2%
26,270	Ecolab, Inc.	3,161,595

Consumer Finance: 4.4%
178,593	PayPal Holdings, Inc. *	6,431,134

Diversified Media: 1.4%
68,722	Twenty-First Century Fox, Inc. - Class B	2,122,135

Diversified Metals & Mining: 1.0%
72,737	Newmont Mining Corp.	1,415,462

Entertainment Facilities: 1.4%
104,100	SeaWorld Entertainment, Inc.	2,074,713

Financial Services: 4.9%
80,777	The Bank of New York Mellon Corp. **	3,364,362
37,665	MasterCard, Inc. - Class A	3,728,458
		7,092,820
Food & Beverage: 9.5%
58,914	Anheuser-Busch InBev NV - ADR	7,030,207
28,876	Diageo PLC - ADR	3,323,050
34,494	PepsiCo, Inc.	3,524,942
		13,878,199
Food Services: 3.4%
163,157	Aramark	4,951,815

Industrial Conglomerates: 2.3%
117,700	General Electric Co.	3,403,884

Internet Software & Services: 3.2%
6,426	Alphabet, Inc. - Class A*	4,738,468

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 79.5% (continued)

Investment Banking & Brokerage: 4.9%
67,535	The Charles Schwab Corp.	$2,061,168
176,343	E*TRADE Financial Corp. *	5,027,539
		7,088,707
Medical Equipment: 2.3%
25,714	Thermo Fisher Scientific, Inc.	3,362,877

Mortgage Insurance: 3.8%
594,417	MGIC Investment Corp. *, **	5,587,520

Packaged Foods & Meats: 9.3%
18,271	Lancaster Colony Corp.	2,077,778
125,793	Mondelez International, Inc. - Class A	5,806,605
160,224	Snyder’s-Lance, Inc.	5,694,361
		13,578,744
Professional Services: 2.0%
77,426	H&R Block, Inc.	2,884,893

Property & Casualty Insurance: 1.4%
111,329	Old Republic International Corp. **	2,008,375

Regional Banks: 5.7%
396,508	Seacoast Banking Corp. of Florida *, **	6,137,944
99,264	State Bank Financial Corp.	2,124,249
		8,262,193
Restaurants: 2.0%
25,986	McDonald’s Corp.	2,916,929

Specialty Chemicals: 1.4%
18,811	Ashland, Inc.	2,063,943

Utilities: 1.9%
48,235	American Water Works Co., Inc.	2,766,760

TOTAL COMMON STOCKS
(Cost $105,445,708)		115,904,298

Principal
CONVERTIBLE BONDS: 0.2%

Mortgage Insurance: 0.2%
$200,000	MGIC Investment Corp.
	9.000%, 4/1/2063 (Acquired 01/03/2014 through 04/03/2014, Cost $235,135) ^, **	249,875

TOTAL CONVERTIBLE BONDS
(Cost $235,135)		249,875

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS
AT OCTOBER 31, 2015 (continued)

Shares		Fair Value
INVESTMENT COMPANIES: 0.7%
10,000	SPDR Gold Shares *	$1,093,000

TOTAL INVESTMENT COMPANIES
(Cost $1,159,543)		1,093,000

Contracts (100 shares per contract)
PURCHASED OPTIONS GREATER THAN 0.5% OF TOTAL INVESTMENTS: 1.1%
1,146	Skechers USA, Inc., Expiration 01/15/2016, Strike Price $36.67 *	704,790
74	Valeant Pharmaceuticals International, Inc., Expiration 01/15/2016, Strike Price $220.00 *	941,650

TOTAL PURCHASED OPTIONS GREATER THAN 0.5% OF TOTAL INVESTMENTS
(Cost $233,812)		1,646,440

OTHER SECURITIES: 3.8%
	Miscellaneous Call and Put Options less than 0.5% of Total Investments *	5,449,515

TOTAL OTHER SECURITIES
(Cost $5,440,284)		5,449,515

TOTAL INVESTMENTS IN SECURITIES: 85.3%
(Cost $112,514,482)		124,343,128
Other Assets in Excess of Liabilities: 14.7%		21,406,856
TOTAL NET ASSETS: 100.0%		$145,749,984

Percentages are stated as a percent of net assets.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At October 31, 2015, the value of these securities amounted to $249,875 or 0.2% of net assets.

*	Non-income producing security.
**	All or a portion of the shares have been committed as collateral for open securities sold short.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT
AT OCTOBER 31, 2015

Shares		Fair Value
COMMON STOCKS: 31.0%

Asset Management & Custody Banks: 1.3%
5,411	BlackRock, Inc.	$1,904,510

Automobile Manufacturers: 0.1%
1,000	Tesla Motors, Inc.	206,930

Automotive Parts: 1.3%
39,453	Gentherm, Inc.	1,939,510

Computer Hardware: 0.9%
40,321	Intel Corp.	1,365,269

Construction & Engineering: 0.5%
23,743	Comfort Systems USA, Inc.	758,114

Consumer Finance: 1.2%
60,000	Santander Consumer USA Holdings, Inc.	1,080,600
35,000	The Western Union Co.	673,750
		1,754,350
Education Services: 0.6%
103,900	Bridgepoint Education, Inc.	805,225

Food & Drug Stores: 1.9%
72,500	Kroger Co.	2,740,500

Health Care Technology: 0.7%
15,000	Cerner Corp.	994,350

Home Furnishing Retail: 2.1%
39,518	Tempur Sealy International, Inc.	3,076,081

Industrial Products & Materials: 1.5%
10,245	W.W. Grainger, Inc.	2,151,450

Internet Retail: 0.9%
12,000	Netflix, Inc.	1,300,560

Investment Banking & Brokerage: 1.4%
45,715	Stifel Financial Corp.	2,031,117

Investment Management: 0.1%
10,000	WisdomTree Investments, Inc.	192,300

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT
AT OCTOBER 31, 2015 (continued)

Shares		Fair Value
COMMON STOCKS: 31.0% (continued)

Leisure Products: 1.1%
28,520	Brunswick Corp.	$1,534,661

Life & Health Insurance: 0.5%
40,000	China Life Insurance Co. Ltd. - ADR	722,400

Medical Equipment: 1.8%
40,500	Align Technology, Inc.	2,651,130

Regional Banks: 0.9%
24,986	Texas Capital Bancshares, Inc.	1,379,227

Research & Consulting Services: 0.9%
40,000	FTI Consulting, Inc.	1,360,400

Restaurants: 7.4%
3,000	Buffalo Wild Wings, Inc.	462,810
42,829	The Cheesecake Factory, Inc.	2,064,358
2,496	Chipotle Mexican Grill, Inc.	1,598,014
48,665	Dave & Buster’s Entertainment, Inc.	1,877,495
25,000	Fiesta Restaurant Group, Inc.	884,000
20,800	Papa John’s International, Inc.	1,459,536
69,028	Texas Roadhouse, Inc.	2,371,112
		10,717,325
Semiconductors: 3.2%
11,951	Avago Technologies Ltd.	1,471,527
18,451	NXP Semiconductors NV	1,445,636
22,333	Skyworks Solutions, Inc.	1,725,001
		4,642,164

Thrifts & Mortgage Finance: 0.7%
11,998	BofI Holding, Inc.	959,960

TOTAL COMMON STOCKS
(Proceeds $47,969,899)		45,187,533

REAL ESTATE INVESTMENT TRUSTS: 1.7%
12,043	Simon Property Group, Inc.	2,426,183

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Proceeds $2,378,342)		2,426,183

Total Securities Sold Short (Proceeds $50,348,241): 32.7%		$47,613,716

Percentages are stated as a percent of net assets.
ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2015

ASSETS:
Investments in securities, at value: (cost of $112,514,482)	$124,343,128
Deposits at brokers	49,688,467
Cash	27,918,950
Receivables:
Fund shares sold	162,749
Investment securities sold	829,885
Dividends and interest	50,834
Prepaid expenses	8,083
Total assets	203,002,096

LIABILITIES:
Securities sold short (proceeds $50,348,241)	47,613,716
Payables:
Fund shares redeemed	995,072
Securities purchased	8,405,345
Advisory fees, net	127,404
Administration and accounting fees	20,022
Transfer agent fees	15,681
Audit fees	21,600
Custody fees	1,238
Distribution fees - Investor Class	330
Other accrued expenses and payables	51,704
Total liabilities	57,252,112
NET ASSETS	$145,749,984

NET ASSETS CONSIST OF:
Paid-in-capital	$132,806,110
Accumulated net investment loss	(296,044)
Accumulated net realized loss on investments	(1,323,253)
Net unrealized appreciation on:
Investments	10,406,787
Securities sold short	2,734,525
Purchased options	1,421,859
NET ASSETS	$145,749,984

INVESTOR CLASS:
Net Assets	$19,216,020
Shares issued (unlimited number of shares authorized without par value)	1,591,034
Net asset value, offering and redemption price per share	$12.08

INSTITUTIONAL CLASS:
Net Assets	$126,533,964
Shares issued (unlimited number of shares authorized without par value)	10,435,963
Net asset value, offering and redemption price per share	$12.12

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF OPERATIONS
For the Year Ended October 31, 2015

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $9,562)	$1,234,737
Interest	58,606
Total investment income	1,293,343

EXPENSES (Note 3):
Investment advisory fees	1,673,023
Administration and accounting fees	110,621
Transfer agent fees	90,058
Registration fees	43,077
Distribution fees - Investor Class	33,849
Miscellaneous expenses	28,051
Audit fees	23,200
Custody fees	14,768
Reports to shareholders	13,955
Chief Compliance Officer fees	9,598
Trustee fees	9,376
Legal fees	7,462
Insurance expense	1,647
Total expenses before dividends and interest on securities sold short	2,058,685
Plus: Dividends on securities sold short	433,669
Plus: Interest on securities sold short	243,083
Total expenses	2,735,437
Less: Fees waived by the Advisor	(128,743)
Net expenses	2,606,694
Net investment loss	$(1,313,351)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SECURITIES SOLD SHORT AND OPTIONS
Net realized gain (loss) on transactions from:
Investments	$617,027
Securities sold short	(1,553,757)
Purchased options	887,995
Total net realized loss on transactions	(48,735)
Net change in unrealized gain on:
Investments	6,934,608
Securities sold short	3,761,551
Purchased options	2,500,588
Total net change in unrealized gain	13,196,747
Net realized and change in unrealized gain on investments	13,148,012
Net increase in net assets resulting from operations	$11,834,661

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	October 31, 2015	October 31, 2014*
OPERATIONS:
Net investment loss	$(1,313,351)	$(276,573)
Net realized gain (loss) on investments, securities sold short and options	(48,735)	84,627
Net change in unrealized appreciation on investments, securities sold short and options	13,196,747	1,366,424
Net increase in net assets resulting from operations	11,834,661	1,174,478

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gain - Retail Class	(8,404)	—
From net realized gain - Institutional Class	(56,861)	—
Total distributions to shareholders	(65,265)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Investor Class	11,288,548	8,677,094
Institutional Class	47,005,177	76,768,162
Proceeds from distributions reinvested:
Investor Class	8,400	—
Institutional Class	55,959	—
Cost of shares redeemed:
Investor Class**	(1,913,162)	(285,456)
Institutional Class***	(7,970,836)	(827,776)
Net increase in net assets from capital share transactions	48,474,086	84,332,024

TOTAL INCREASE IN NET ASSETS	60,243,482	85,506,502

NET ASSETS:
Beginning of year/period	85,506,502	—
End of year/period	$145,749,984	$85,506,502
Accumulated net investment loss	$(296,044)	$—

CHANGES IN SHARES OUTSTANDING:
Shares sold:
Investor Class	1,002,557	785,739
Institutional Class	4,186,631	7,018,372
Reinvested dividends:
Investor Class	761	—
Institutional Class	5,059	—
Shares redeemed:
Investor Class**	(171,833)	(26,190)
Institutional Class***	(699,021)	(75,078)
Net increase in shares outstanding	4,324,154	7,702,843

* Fund commenced operations on December 30, 2013.
** Net of redemption fees of	$79	$890
*** Net of redemption fees of	$2,454	$3,206

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund - Investor Class

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

		Period from
		December 30, 2013(1)
	Year Ended	through
	October 31, 2015	October 31, 2014

Net asset value, beginning of year/period	$11.09	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.16)	(0.12)
Net realized and unrealized gain on investments	1.16	1.21
Total from investment operations	1.00	1.09

LESS DISTRIBUTIONS:
From net realized gain	(0.01)	—
Total distributions	(0.01)	—

Paid in capital from redemption fees	0.00 *	0.00	*
Net asset value, end of year/period	$12.08	$11.09

Total return	9.00%	10.90	%(3)

SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$19,216.0	$8,421.1
Portfolio turnover rate	108%	37	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived(4)	2.67%	3.31	%(6)
After fees waived(4)	2.56%	2.69	%(6)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived(5)	(1.54)%	(1.96	)%(6)
After fees waived(5)	(1.43)%	(1.34	)%(6)

*	Less than $0.005 per share.
(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The expense ratio excluding dividends and interest on short positions was 2.06% before fees waived and 1.95% after fees waived for the year ended October 31, 2015 and 2.57% before fees waived and 1.95% after fees waived for the period ended October 31, 2014.

(5)	The net investment income ratios include dividends and interest on short positions.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund - Institutional Class

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

		Period from
		December 30, 2013(1)
	Year Ended	through
	October 31, 2015	October 31, 2014

Net asset value, beginning of year/period	$11.10	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(2)	(0.13)	(0.10)
Net realized and unrealized gain on investments	1.16	1.20
Total from investment operations	1.03	1.10

LESS DISTRIBUTIONS:
From net realized gain	(0.01)	—
Total distributions	(0.01)	—

Paid in capital from redemption fees	0.00 *	0.00	*
Net asset value, end of year/period	$12.12	$11.10

Total return	9.26%	11.00	%(3)

SUPPLEMENTAL DATA:
Net assets, end of year/period (in thousands)	$126,534.0	$77,085.4
Portfolio turnover rate	108%	37	%(3)

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived(4)	2.42%	3.06	%(6)
After fees waived(4)	2.31%	2.44	%(6)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived(5)	(1.26)%	(1.71	)%(6)
After fees waived(5)	(1.15)%	(1.09	)%(6)

*	Less than $0.005 per share.
(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)
The ratio of expenses to average net assets includes dividends and interest on short positions.  The expense ratio excluding dividends and interest on short positions was 1.81% before fees waived and 1.70% after fees waived for the fiscal year ended October 31, 2015 and 2.32% before fees waived and 1.70% after fees waived for the period ended October 31, 2014.

(5)	The net investment income ratios include dividends and interest on short positions.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2015

NOTE 1 - ORGANIZATION

The Otter Creek Long/Short Opportunity Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification topic 946 “Financial Services-Investment Companies”.  The Fund commenced operations on December 30, 2013.

The Fund currently offers two classes of shares: Investor Class and Institutional Class.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund’s objective is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation with below average volatility by investing in opportunities both long and short which are driven by intensive fundamental analysis.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on U.S. national or foreign securities exchanges, are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price if applicable.  If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its net assets on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1-	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2015 (continued)

Level 2-
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3-
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2015. See the Schedule of Investments and Schedule of Securities Sold Short for industry breakouts.

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$115,904,298	$—	$—	$115,904,298
Convertible Bonds	—	249,875	—	249,875
Investment Companies	1,093,000	—	—	1,093,000
Other Securities	—	7,095,955	—	7,095,955
Total Investments in Securities	$116,997,298	$7,345,830	$—	$124,343,128

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$45,187,533	$—	$—	$45,187,533
Real Estate Investment Trusts	2,426,183	—	—	2,426,183
Total Securities Sold Short	$47,613,716	$—	$—	$47,613,716

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period.  There were no transfers made into or out of Level 1, 2, or 3 during the year ended October 31, 2015.

Statement of Assets and Liabilities

Fair values of derivative instruments as of October 31, 2015:

	Asset Derivatives as of		Liability Derivatives as of
	October 31, 2015		October 31, 2015
Instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Option Contracts	Investments in securities, at value	$7,095,955	None	$—
Total		$7,095,955		$—

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2015 (continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

Change in
Unrealized
Appreciation
(Depreciation) on
	Location of Gain (Loss) on	Realized Gain (Loss) on	Derivatives
	Derivatives Recognized in	Derivatives Recognized	Recognized in
Instruments	Income	in Income	Income
Equity Option Contracts	Net realized and unrealized gain	$887,995	$2,500,588
(loss) on investments and options

The average value of long options held during the year ended October 31, 2015 was $3,372,240.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of October 31, 2015, the Fund has late year losses of $296,044 and did not have post-October losses or capital loss carry-forwards.

As of October 31, 2015, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years.

The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. However, as of October 31, 2015, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund is normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2015 (continued)

F.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price is equal to the Fund’s NAV per share.  The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

H.
Securities Sold Short.  The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral equal the current market value of the securities sold short.

I.
Options Contracts.  The Fund may invest in options contracts that may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased.  If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.  Options are non-income producing securities.  At October 31, 2015, the Fund had 4.9% of net assets invested in purchased options.

J.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets related to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended October 31, 2015, the following adjustments were made:

Accumulated	Accumulated
Net Investment	Net Realized
Income (Loss)	Gain (Loss)
$1,017,307	$(1,017,307)

The reclassification is attributable primarily to the utilization of net operating losses against short-term capital gains.

K.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  The Fund has determined that there are no subsequent events that need to be disclosed.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2015 (continued)

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Otter Creek Advisors, LLC, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the Fund.  For the year ended October 31, 2015, the Fund incurred $1,673,023 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s Investor Class annual expense ratio before dividends and interest on short positions to 1.95% and  the Fund’s Institutional Class annual expense ratio before dividends and interest on short positions to 1.70% of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended October 31, 2015, the Advisor waived $128,743 in fees from the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At October 31, 2015, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $280,438. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
October 31, 2017	$151,695
October 31, 2018	$128,743

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees’ review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, fund accountant and transfer agent.  In those capacities USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS.  Fees paid by the Fund to USBFS for these services for the year ended October 31, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of USBFS.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that the Fund’s Investor Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund.  No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities.  Fees paid by the Fund to the Distributor for services for the year ended October 31, 2015, are disclosed in the Statement of Operations.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2015, were as follows:

Purchases at Cost	Sales or Maturity Proceeds
$142,935,613	$97,460,708

There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2015.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – October 31, 2015 (continued)

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Fund during the year ended October 31, 2015 and period ended October 31, 2014, are as follows:

	Year Ended	Period Ended
	October 31, 2015	October 31, 2014
Ordinary Income	$12,282	$—
Long-Term Capital Gains	52,983	—

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$112,716,696
Gross tax unrealized appreciation	19,527,400
Gross tax unrealized depreciation	(7,900,968)
Net tax unrealized appreciation (depreciation)	11,626,432
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gain	1,317,442
Total accumulated gain	$12,943,874

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments.  Other accumulated gain consists of late year losses, deferred losses on unsettled securities sold short and unrealized gains/losses on short sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  The maximum amount available from November 1, 2014 through June 28, 2015 was $7,000,000, from June 29, 2015 through October 31, 2015 the maximum amount available was $10,000,000.  Advances are not collateralized by a first lien against the Fund’s assets.  During the year ended October 31, 2015, the Fund did not utilize its credit facility.

NOTE 7 – REPORT OF THE FUND’S SPECIAL SHAREHOLDER MEETING (unaudited)

A special meeting of shareholders (the “Special Meeting”) of the Otter Creek Long/Short Opportunity Fund (the “Fund”), a series of Professionally Managed Portfolios (the “Trust”), took place on February 27, 2015.  The purpose of the Special Meeting was to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	To approve an Investment Advisory Agreement between Otter Creek Advisors, LLC and the Trust on behalf of the Fund.

All shareholders of record at the close of January 2, 2015 (the “Record Date”) were entitled to vote.  As of the Record Date, the Fund had 8,657,244 shares outstanding.

	In Favor	%	Against	%	Abstain	%
Proposal #1	4,322,822	99.50	6,611	0.15	15,233	0.35

Effective February 27, 2015, Otter Creek Advisors, LLC became the Advisor to the Fund.  Prior to February 27, 2015, Otter Creek Management, Inc., was the Advisor to the Fund.  As compensation for their services, each Advisor was entitled to a monthly fee at an annual rate of 1.50% based upon the average daily net assets of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Otter Creek Long/Short Opportunity Fund and
The Board of Trustees of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, of Otter Creek Long/Short Opportunity Fund, a series of Professionally Managed Portfolios (the Trust), including the schedule of investments and schedule of securities sold short, as of October 31, 2015, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period December 30, 2013 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Otter Creek Long/Short Opportunity Fund as of October 31, 2015, and the results of its operations for the year then ended, and  the changes in its net assets and its financial highlights for the year then ended and for the period December 30, 2013 to October 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2015

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLE   For the Six-Months Ended October 31, 2015 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2015 – October 31, 2015).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the examples below.  The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLE   For the Six-Months Ended October 31, 2015 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Otter Creek Long/Short Opportunity Fund - Investor Class	May 1, 2015	October 31, 2015	During the Period *
Actual **	$1,000.00	$1,084.40	$13.50
Hypothetical (5% annual return before expenses) ***	$1,000.00	$1,012.25	$13.03

*
The calculations are based on the expenses incurred during the most recent six-month period for the Investor shares.  The dollar amounts shown are equal to the Fund’s most recent six-month annualized net expense ratio of 2.57%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.  The hypothetical expenses are equal to the Fund’s annualized six-month expense ratio of 2.57%, multiplied by 184/365 to reflect the most recent six-month period.

**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $10.24 and the Fund’s annualized expense ratio would be 1.95%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $9.91 and the Fund’s annualized expense ratio would be 1.95%.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Otter Creek Long/Short Opportunity Fund - Institutional Class	May 1, 2015	October 31, 2015	During the Period *
Actual **	$1,000.00	$1,085.90	$12.20
Hypothetical (5% annual return before expenses) ***	$1,000.00	$1,013.51	$11.77

*
The calculations are based on the expenses incurred during the most recent six-month period for the Institutional shares.  The dollar amounts shown are equal to the Fund’s most recent six-month annualized net expense ratio of 2.32%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent six-month period.  The hypothetical expenses are equal to the Fund’s annualized six-month expense ratio of 2.32%, multiplied by 184/365 to reflect the most recent six-month period.

**	Excluding dividends and interest on short positions, your actual cost of investment in the Fund would be $8.94 and the Fund’s annualized expense ratio would be 1.70%.
***	Excluding dividends and interest on short positions, your hypothetical cost of investment in the Fund would be $8.64 and the Fund’s annualized expense ratio would be 1.70%.

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
in Fund
Complex(2)
	Positions	Term of Office		Overseen	Other Directorships
Name, Address	with	and Length of	Principal Occupation	by	Held During Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years

Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite Term;	Formerly, President,	1	Director, PNC Funds, Inc
(born 1943)	and Trustee	Since May 1991.	Talon Industries, Inc.
c/o U.S. Bancorp Fund			(business consulting);
Services, LLC			formerly, Executive Vice
2020 E. Financial Way			President and Chief
Suite 100			Operating Officer,
Glendora, CA 91741			Integrated Asset
Management
(investment advisor and
manager) and formerly,
President, Value Line,
Inc. (investment
advisory and financial
publishing firm).
Wallace L. Cook	Trustee	Indefinite Term;	Investment Consultant;	1	The Dana Foundation;
(born 1939)		Since May 1991.	formerly, Chief		The Univ. of Virginia
c/o U.S. Bancorp Fund			Executive Officer,		Law School Fdn.
Services, LLC			Rockefeller Trust Co.,
2020 E. Financial Way			(prior thereto Senior
Suite 100			Vice President), and
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon,
Inc.(international
consumer products
conglomerate).

Number of
Portfolios
in Fund
Complex(2)
	Positions	Term of Office		Overseen	Other Directorships
Name, Address	with	and Length of	Principal Occupation	by	Held During Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years
Eric W. Falkeis	Trustee	Indefinite Term;	Chief Operating Officer,	1	Interested Trustee,
(born 1973)		Since September	Direxion Funds since		Direxion Funds, Direxion
c/o U.S. Bancorp Fund		2011.	2013; formerly, Senior		ETF Trust and Direxion
Services, LLC			Vice President and Chief		Variable Trust.
2020 E. Financial Way			Financial Officer (and
Suite 100			other positions), U.S.
Glendora, CA 91741			Bancorp Fund Services,
LLC 1997-2013.
Carl A. Froebel	Trustee	Indefinite Term;	Formerly President and	1	None.
(born 1938)		Since May 1991.	Founder, National
c/o U.S. Bancorp Fund			Investor Data Services,
Services, LLC			Inc. (investment related
2020 E. Financial Way			computer software).
Suite 100
Glendora, CA 91741
Steven J. Paggioli	Trustee	Indefinite Term;	Consultant, since July	1	Independent Trustee, The
(born 1950)		Since May 1991.	2001; formerly,		Managers Funds; Trustee,
c/o U.S. Bancorp Fund			Executive Vice		Managers AMG Funds,
Services, LLC			President, Investment		Aston Funds; Advisory
2020 E. Financial Way			Company		Board Member,
Suite 100			Administration, LLC		Sustainable Growth
Glendora, CA 91741			(mutual fund		Advisers, LP;
			administrator).		Independent Director,
Chase Investment
Counsel.

Officers of the Trust
Elaine E. Richards	President	Indefinite Term;	Vice President and Legal	Not	Not
(born 1968)		Since March	Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp Fund		2013.	U.S. Bancorp Fund
Services, LLC			Services, LLC, since
2020 E. Financial Way	Secretary	Indefinite Term;	July 2007.
Suite 100		Since February
Glendora, CA 91741		2008.
Eric C. VanAndel	Treasurer	Indefinite Term;	Senior Vice President,	Not	Not
(born 1975)		Since April	U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp Fund		2013.	Services, LLC, since
Services, LLC			April 2005
615 East Michigan St.
Milwaukee, WI 53202

Number of
Portfolios
in Fund
Complex(2)
	Positions	Term of Office		Overseen	Other Directorships
Name, Address	with	and Length of	Principal Occupation	by	Held During Past Five
and Age	the Trust(1)	Time Served	During Past Five Years	Trustees	Years
Donna Barrette	Chief	Indefinite Term:	Senior Vice President	Not	Not
(born 1966)	Compliance	Since July 2011.	and Compliance Officer,	Applicable.	Applicable.
c/o U.S. Bancorp Fund	Officer		U.S. Bancorp Fund
Services, LLC			Services, LLC since
615 East Michigan St.	Anti-Money	Indefinite Term:	August 2004.
Milwaukee, WI 53202	Laundering	Since July 2011.
Officer

	Vice	Indefinite Term:
	President	Since July 2011.

(1)	All Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series

Otter Creek Long/Short Opportunity Fund

ADDITIONAL INFORMATION (Unaudited)

Information About Proxy Voting

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (855) 681-5261 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12month period ending June 30 is available by calling toll-free (855) 681-5261 or by accessing the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 681-5261.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.  The Fund posts its portfolio holdings on its website at www.ottercreekfunds.com.

Householding

In an effort to conserve resources, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family.  If you would like to discontinue householding for your accounts, please call (414) 765-5316 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Fund’s Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 681-5261.  Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.ottercreekfunds.com.

Federal Tax Information

For the fiscal year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 100%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2015 was 100%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for  the Fund was 100%.

Otter Creek Long/Short Opportunity Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Otter Creek Advisors, LLC
222 Lakeview Avenue, Suite 1100
West Palm Beach, Florida 33401

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY 10022

Fund Information

Fund	Symbol	CUSIP
Otter Creek Long/Short Opportunity Fund – Investor Class	OTCRX	74316J334
Otter Creek Long/Short Opportunity Fund – Institutional Class	OTTRX	74316J342

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Otter Creek Long/Short Opportunity Fund

	FYE 10/31/2015	FYE 10/31/2014
Audit Fees	$19,000	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2015	FYE 10/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2015	FYE 10/31/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, Principal Executive Officer

Date     January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, Principal Executive Officer

Date     January 8, 2016

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Principal Financial Officer

Date     January 8, 2016

* Print the name and title of each signing officer under his or her signature.